UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2024

Date of reporting period:	May 1, 2023 – October 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

Putnam Core Equity Fund

Semiannual report
10 | 31 | 23

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PMYAX

Putnam
Core Equity
Fund

Semiannual report
10 | 31 | 23

Message from the Trustees

December 5, 2023

Dear Fellow Shareholder:

The U.S. economy has defied expectations of a recession year to date, with the pace of growth picking up speed in the third quarter. At the same time, volatility in financial markets has increased. Stock prices fell in late summer and early fall. Bond prices also declined during this time, while yields, which move in the opposite direction, rose. In October 2023, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, briefly rose above 5% for the first time since 2007.

Markets have been pressured by inflation, which has moderated but remains above the U.S. Federal Reserve’s target rate of 2%. In its continuing effort to bring down inflation, the Fed has indicated short-term interest rates will remain high heading into next year. This restrictive policy may keep the risk of recession alive in 2024 unless the U.S. economy slows without contracting.

Your investment team is analyzing shifting market conditions, actively navigating risks, and identifying attractive opportunities for your fund. An update on your fund is in the report that follows.

Thank you for investing with Putnam.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 4/30/23	0.99%	1.74%	1.74%	1.24%	0.64%	0.74%
Annualized expense ratio for the
six-month period ended 10/31/23	0.98%	1.73%	1.73%	1.23%	0.64%	0.73%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/23 to 10/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.01	$8.82	$8.82	$6.28	$3.27	$3.73
Ending value (after expenses)	$1,032.40	$1,028.60	$1,028.70	$1,031.40	$1,034.10	$1,033.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (366).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/23, use the following calculation method. To find the value of your investment on 5/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.98	$8.77	$8.77	$6.24	$3.25	$3.71
Ending value (after expenses)	$1,020.21	$1,016.44	$1,016.44	$1,018.95	$1,021.92	$1,021.47

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (366).

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of October 31, 2023, Putnam employees had approximately $466,000,000 and the Trustees had approximately $64,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton

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discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

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groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

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General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would

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cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. PSERV has agreed to maintain the 25 basis point investor servicing expense limitation until at least August 31, 2024 and Putnam Management has agreed to maintain the 20 basis point “other expenses” limitation until at least August 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management,

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distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at

12 Core Equity Fund

the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	1st
Five-year period	1st

For the three-year period ended December 31, 2022, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2022, there were 655, 597 and 537 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Core Equity Fund 13

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

14 Core Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Core Equity Fund 15

The fund’s portfolio 10/31/23 (Unaudited)

COMMON STOCKS (94.1%)*	Shares	Value
Aerospace and defense (0.7%)
Northrop Grumman Corp.	31,729	$14,958,002
RTX Corp. S	116,454	9,478,191
		24,436,193
Air freight and logistics (0.2%)
GXO Logistics, Inc. †	120,006	6,061,503
		6,061,503
Automobiles (1.1%)
General Motors Co.	245,084	6,911,369
Tesla, Inc. †	143,039	28,727,953
		35,639,322
Banks (2.4%)
Bank of America Corp.	1,475,116	38,854,555
JPMorgan Chase & Co.	258,115	35,893,472
KeyCorp	537,999	5,498,350
		80,246,377
Beverages (2.1%)
Coca-Cola Co. (The)	879,153	49,663,353
Duckhorn Portfolio, Inc. (The) †	150,872	1,573,595
Molson Coors Beverage Co. Class B	333,109	19,243,707
		70,480,655
Biotechnology (2.2%)
AbbVie, Inc.	174,859	24,686,594
Amgen, Inc.	105,910	27,081,187
Regeneron Pharmaceuticals, Inc. †	29,519	23,021,573
		74,789,354
Broadline retail (3.1%)
Amazon.com, Inc. †	790,806	105,248,371
		105,248,371
Capital markets (5.1%)
Ameriprise Financial, Inc.	128,886	40,543,669
Bank of New York Mellon Corp. (The)	1,161,804	49,376,670
Goldman Sachs Group, Inc. (The)	109,236	33,165,142
LPL Financial Holdings, Inc.	16,568	3,719,847
Morgan Stanley	47,381	3,355,522
Raymond James Financial, Inc.	398,731	38,054,887
TPG, Inc. S	185,448	5,125,783
		173,341,520
Chemicals (0.7%)
DuPont de Nemours, Inc.	101,881	7,425,087
Eastman Chemical Co.	230,736	17,242,901
		24,667,988
Commercial services and supplies (0.4%)
Cintas Corp.	24,656	12,503,551
		12,503,551
Communications equipment (1.2%)
Cisco Systems, Inc.	763,376	39,794,791
		39,794,791

16 Core Equity Fund

COMMON STOCKS (94.1%)* cont.	Shares	Value
Consumer finance (0.2%)
Capital One Financial Corp.	81,904	$8,296,056
		8,296,056
Consumer staples distribution and retail (2.6%)
Casey’s General Stores, Inc.	7,453	2,026,545
Kroger Co. (The)	397,899	18,052,678
Target Corp.	193,057	21,388,785
Walmart, Inc.	287,741	47,019,757
		88,487,765
Containers and packaging (0.3%)
Berry Global Group, Inc.	174,710	9,609,050
		9,609,050
Distributors (0.4%)
LKQ Corp.	275,732	12,110,149
		12,110,149
Diversified REITs (0.3%)
Armada Hoffler Properties, Inc. R	1,062,632	10,583,815
		10,583,815
Diversified telecommunication services (0.7%)
AT&T, Inc.	569,651	8,772,625
Liberty Global PLC Class A (United Kingdom) †	956,412	14,881,771
		23,654,396
Electric utilities (3.5%)
Constellation Energy Corp.	269,160	30,393,547
NRG Energy, Inc.	632,530	26,806,621
PG&E Corp. †	2,516,729	41,022,683
Xcel Energy, Inc.	343,225	20,342,946
		118,565,797
Entertainment (1.0%)
Universal Music Group NV (Netherlands)	537,971	13,117,657
Walt Disney Co. (The) †	194,741	15,888,918
Warner Bros Discovery, Inc. †	377,628	3,753,622
		32,760,197
Financial services (5.0%)
Apollo Global Management, Inc.	461,978	35,775,576
Berkshire Hathaway, Inc. Class B †	199,336	68,039,357
Mastercard, Inc. Class A	177,932	66,964,708
		170,779,641
Food products (0.1%)
Hershey Co. (The)	17,855	3,345,134
		3,345,134
Ground transportation (1.3%)
Hertz Global Holdings, Inc. † S	317,927	2,680,125
Union Pacific Corp.	196,758	40,848,928
		43,529,053
Health care equipment and supplies (0.3%)
Medtronic PLC	120,106	8,474,679
Nyxoah SA (Belgium) †	183,630	1,032,001
		9,506,680

Core Equity Fund 17

COMMON STOCKS (94.1%)* cont.	Shares	Value
Health care providers and services (5.3%)
CVS Health Corp.	237,563	$16,394,223
Elevance Health, Inc.	46,644	20,993,998
HCA Healthcare, Inc.	56,497	12,776,232
McKesson Corp.	111,651	50,841,399
Tenet Healthcare Corp. †	199,308	10,702,840
UnitedHealth Group, Inc.	128,423	68,778,222
		180,486,914
Hotels, restaurants, and leisure (1.7%)
Brinker International, Inc. †	112,102	3,802,500
Chuy’s Holdings, Inc. †	287,143	9,665,233
First Watch Restaurant Group, Inc. † S	297,348	4,968,685
Hilton Worldwide Holdings, Inc.	112,487	17,045,155
McDonald’s Corp.	69,224	18,148,456
Vail Resorts, Inc.	16,151	3,428,050
		57,058,079
Household durables (1.0%)
PulteGroup, Inc.	477,333	35,126,935
		35,126,935
Household products (0.8%)
Procter & Gamble Co. (The)	190,084	28,518,303
		28,518,303
Industrial conglomerates (0.7%)
Honeywell International, Inc.	131,915	24,174,743
		24,174,743
Insurance (1.4%)
Arch Capital Group, Ltd. † S	326,093	28,265,741
Assured Guaranty, Ltd.	297,095	18,538,728
		46,804,469
Interactive media and services (6.2%)
Alphabet, Inc. Class C †	1,040,674	130,396,452
Meta Platforms, Inc. Class A †	249,815	75,261,765
Pinterest, Inc. Class A †	139,000	4,153,320
		209,811,537
IT Services (1.0%)
Gartner, Inc. †	68,709	22,814,136
GoDaddy, Inc. Class A †	144,297	10,566,869
		33,381,005
Life sciences tools and services (0.1%)
Bio-Rad Laboratories, Inc. Class A †	12,323	3,392,275
		3,392,275
Machinery (1.9%)
Deere & Co.	39,392	14,392,261
Otis Worldwide Corp.	613,322	47,354,592
Snap-On, Inc.	10,574	2,727,458
		64,474,311
Media (0.5%)
Charter Communications, Inc. Class A †	23,863	9,612,016
New York Times Co. (The) Class A	150,252	6,056,658
		15,668,674

18 Core Equity Fund

COMMON STOCKS (94.1%)* cont.	Shares	Value
Metals and mining (1.3%)
Freeport-McMoRan, Inc. (Indonesia)	607,252	$20,512,973
Nucor Corp. S	169,299	25,020,699
		45,533,672
Mortgage real estate investment trusts (REITs) (0.2%)
Starwood Property Trust, Inc. R S	432,658	7,679,680
		7,679,680
Office REITs (0.7%)
Equity Commonwealth R	983,633	18,630,009
Highwoods Properties, Inc. R S	214,491	3,837,244
		22,467,253
Oil, gas, and consumable fuels (2.6%)
Antero Resources Corp. †	311,738	9,177,567
ConocoPhillips	339,209	40,298,029
Exxon Mobil Corp.	347,621	36,795,683
Mach Natural Resources LP †	144,256	2,658,638
		88,929,917
Passenger airlines (0.6%)
Southwest Airlines Co. S	940,656	20,910,783
		20,910,783
Personal care products (0.4%)
Kenvue, Inc.	778,942	14,488,321
		14,488,321
Pharmaceuticals (4.3%)
Eli Lilly and Co.	113,038	62,615,139
Johnson & Johnson	231,657	34,363,999
Merck & Co., Inc.	278,991	28,652,376
Pfizer, Inc.	387,728	11,848,968
Royalty Pharma PLC Class A	372,087	9,997,978
		147,478,460
Real estate management and development (1.2%)
CBRE Group, Inc. Class A † S	484,629	33,604,175
CoStar Group, Inc. †	80,340	5,897,759
		39,501,934
Semiconductors and semiconductor equipment (4.4%)
Intel Corp.	288,153	10,517,585
Lam Research Corp.	68,179	40,104,251
NVIDIA Corp.	190,755	77,789,889
Qualcomm, Inc.	157,895	17,208,976
Texas Instruments, Inc.	34,960	4,964,670
		150,585,371
Software (12.3%)
Adobe, Inc. †	53,321	28,369,971
EngageSmart, Inc. †	597,347	13,529,910
Fair Isaac Corp. †	9,090	7,688,958
Microsoft Corp.	794,516	268,633,806
NCR Voyix Corp. †	196,553	3,005,295
Oracle Corp.	567,954	58,726,444
Salesforce, Inc. †	103,384	20,762,609
Splunk, Inc. †	126,216	18,573,947
		419,290,940

Core Equity Fund 19

COMMON STOCKS (94.1%)* cont.	Shares	Value
Specialized REITs (1.0%)
Gaming and Leisure Properties, Inc. R	748,059	$33,954,398
		33,954,398
Specialty retail (1.7%)
Best Buy Co., Inc.	264,499	17,673,823
Leslie’s, Inc. † S	366,898	1,812,476
Lowe’s Cos., Inc.	199,835	38,082,556
		57,568,855
Technology hardware, storage, and peripherals (7.1%)
Apple, Inc.	1,417,168	242,009,779
		242,009,779
Trading companies and distributors (0.8%)
United Rentals, Inc.	69,472	28,224,389
		28,224,389
Total common stocks (cost $1,986,615,454)		$3,195,958,355

INVESTMENT COMPANIES (1.5%)*	Shares	Value
iShares Expanded Tech-Software Sector ETF S	150,127	$50,660,356
Total investment companies (cost $42,017,726)		$50,660,356

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Goldman Sachs International
Apple, Inc. (Put)	Nov-23/$167.50	$20,253,834	$118,603	$389,924
Eli Lilly and Co.(Put)	Nov-23/540.00	8,128,369	14,674	198,767
JPMorgan Chase Bank N.A.
Arch Capital Group, Ltd. (Put)	Dec-23/80.00	5,645,295	65,128	57,491
Arch Capital Group, Ltd. (Put)	Nov-23/80.00	4,238,132	48,894	12,996
United Rentals, Inc. (Put)	Nov-23/380.00	9,286,113	22,857	11,072
UBS AG
Constellation Energy Corp. (Put)	Nov-23/105.00	8,818,374	78,094	91,621
Total purchased options outstanding (cost $1,059,072)				$761,871

SHORT-TERM INVESTMENTS (6.3%)*		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 5.57% [d]	Shares	78,256,945	$78,256,945
Putnam Short Term Investment Fund Class P 5.59% L	Shares	118,663,565	118,663,565
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% P	Shares	2,260,000	2,260,000
U.S. Treasury Bills 4.999%, 11/2/23		$4,801,000	4,800,300
U.S. Treasury Bills 5.432%, 12/7/23 # ∆		3,831,000	3,810,772
U.S. Treasury Bills 5.324%, 11/16/23 # ∆		3,500,000	3,492,316
U.S. Treasury Bills 5.178%, 11/9/23		1,900,000	1,897,764
Total short-term investments (cost $213,182,239)			$213,181,662

TOTAL INVESTMENTS
Total investments (cost $2,242,874,491)	$3,460,562,244

Key to holding’s abbreviations
ETF	Exchange Traded Fund

20 Core Equity Fund

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2023 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $3,396,216,755.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $5,650,220 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $340,464 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Russell 2000 Index E-Mini (Long)	539	$44,798,500	$44,963,380	Dec-23	$(1,345,728)
S&P 500 Index E-Mini (Long)	213	44,663,970	44,860,463	Dec-23	436,897
Unrealized appreciation					436,897
Unrealized (depreciation)					(1,345,728)
Total					$(908,831)

WRITTEN OPTIONS OUTSTANDING at 10/31/23 (premiums $1,210,429) (Unaudited)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Arch Capital Group, Ltd. (Call)	Dec-23/$95.00	$5,645,295	$65,128	$41,510
Arch Capital Group, Ltd. (Call)	Nov-23/90.00	4,238,132	48,894	29,692
Eli Lilly and Co. (Call)	Feb-24/670.00	21,385,576	38,607	333,224
United Rentals, Inc. (Call)	Nov-23/430.00	9,286,113	22,857	8,719
UBS AG
Constellation Energy Corp. (Call)	Nov-23/122.50	8,818,374	78,094	58,857
Total				$472,002

Core Equity Fund 21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$268,777,147	$13,117,657	$—
Consumer discretionary	302,751,711	—	—
Consumer staples	205,320,178	—	—
Energy	88,929,917	—	—
Financials	487,147,743	—	—
Health care	415,653,683	—	—
Industrials	224,314,526	—	—
Information technology	885,061,886	—	—
Materials	79,810,710	—	—
Real estate	106,507,400	—	—
Utilities	118,565,797	—	—
Total common stocks	3,182,840,698	13,117,657	—
Investment companies	50,660,356	—	—
Purchased options outstanding	—	761,871	—
Short-term investments	2,260,000	210,921,662	—
Totals by level	$3,235,761,054	$224,801,190	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(908,831)	$—	$—
Written options outstanding	—	(472,002)	—
Totals by level	$(908,831)	$(472,002)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

22 Core Equity Fund

Statement of assets and liabilities 10/31/23 (Unaudited)

ASSETS
Investment in securities, at value, including $77,397,415 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,045,953,981)	$3,263,641,734
Affiliated issuers (identified cost $196,920,510) (Note 5)	196,920,510
Cash	357,896
Foreign currency (cost $17) (Note 1)	17
Dividends, interest and other receivables	2,756,760
Receivable for shares of the fund sold	3,592,308
Receivable for investments sold	35,647,911
Receivable for variation margin on futures contracts (Note 1)	647,519
Prepaid assets	116,133
Total assets	3,503,680,788

LIABILITIES
Payable for investments purchased	20,524,017
Payable for shares of the fund repurchased	2,111,138
Payable for compensation of Manager (Note 2)	1,658,623
Payable for custodian fees (Note 2)	12,224
Payable for investor servicing fees (Note 2)	800,388
Payable for Trustee compensation and expenses (Note 2)	589,980
Payable for administrative services (Note 2)	5,647
Payable for distribution fees (Note 2)	571,126
Written options outstanding, at value (premiums $1,210,429) (Note 1)	472,002
Collateral on securities loaned, at value (Note 1)	78,256,945
Collateral on certain derivative contracts, at value (Notes 1 and 8)	2,260,000
Other accrued expenses	201,943
Total liabilities	107,464,033

Net assets	$3,396,216,755

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,042,545,852
Total distributable earnings (Note 1)	1,353,670,903
Total — Representing net assets applicable to capital shares outstanding	$3,396,216,755

(Continued on next page)

Core Equity Fund 23

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($2,202,313,575 divided by 69,171,438 shares)	$31.84
Offering price per class A share (100/94.25 of $31.84)*	$33.78
Net asset value and offering price per class B share ($6,728,681 divided by 222,643 shares)**	$30.22
Net asset value and offering price per class C share ($101,920,043 divided by 3,380,881 shares)**	$30.15
Net asset value, offering price and redemption price per class R share
($7,503,888 divided by 238,233 shares)	$31.50
Net asset value, offering price and redemption price per class R6 share
($71,932,190 divided by 2,234,301 shares)	$32.19
Net asset value, offering price and redemption price per class Y share
($1,005,818,378 divided by 31,285,879 shares)	$32.15

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Core Equity Fund

Statement of operations Six months ended 10/31/23 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $65,437)	$24,325,494
Interest (including interest income of $4,791,939 from investments in affiliated issuers) (Note 5)	6,379,676
Securities lending (net of expenses) (Notes 1 and 5)	232,548
Total investment income	30,937,718

EXPENSES
Compensation of Manager (Note 2)	9,441,699
Investor servicing fees (Note 2)	2,372,448
Custodian fees (Note 2)	20,264
Trustee compensation and expenses (Note 2)	76,418
Distribution fees (Note 2)	3,485,382
Administrative services (Note 2)	34,438
Other	482,183
Total expenses	15,912,832
Expense reduction (Note 2)	(26,992)
Net expenses	15,885,840

Net investment income	15,051,878

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	39,821,100
Securities from affiliated issuers (Note 5)	1,535,848
Foreign currency transactions (Note 1)	1,373
Futures contracts (Note 1)	(2,081,077)
Written options (Note 1)	880,469
Total net realized gain	40,157,713
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	50,394,857
Assets and liabilities in foreign currencies	(2)
Futures contracts	(5,927,289)
Written options	738,427
Total change in net unrealized appreciation	45,205,993

Net gain on investments	85,363,706

Net increase in net assets resulting from operations	$100,415,584

The accompanying notes are an integral part of these financial statements.

Core Equity Fund 25

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/23*	Year ended 4/30/23
Operations
Net investment income	$15,051,878	$26,940,191
Net realized gain on investments
and foreign currency transactions	40,157,713	48,349,420
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	45,205,993	(4,479,361)
Net increase in net assets resulting from operations	100,415,584	70,810,250
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(547,114)
Class R6	—	(256,846)
Class Y	—	(2,240,309)
Net realized short-term gain on investments
Class A	—	(11,567,091)
Class B	—	(80,094)
Class C	—	(631,117)
Class R	—	(33,416)
Class R6	—	(360,943)
Class Y	—	(4,151,080)
From capital gain on investments
Net realized long-term gain on investments
Class A	—	(85,422,917)
Class B	—	(591,498)
Class C	—	(4,660,801)
Class R	—	(246,771)
Class R6	—	(2,665,562)
Class Y	—	(30,655,710)
Increase from capital share transactions (Note 4)	101,145,811	44,648,377
Total increase (decrease) in net assets	201,561,395	(28,652,642)

NET ASSETS
Beginning of period	3,194,655,360	3,223,308,002
End of period	$3,396,216,755	$3,194,655,360

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Core Equity Fund

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Core Equity Fund 27

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
October 31, 2023**	$30.84	.14	.86	1.00	—	—	—	$31.84	3.24*	$2,202,314	.49*	.42*	10*
April 30, 2023	31.57	.25	.44	.69	(.01)	(1.41)	(1.42)	30.84	2.46	2,176,484.98		.84	13
April 30, 2022	34.95	.14	(.31)	(.17)	(.26)	(2.95)	(3.21)	31.57	(1.21)	2,221,203.96		.41	23
April 30, 2021	22.64	.19	12.78	12.97	(.26)	(.40)	(.66)	34.95	57.85	2,338,484.98		.68	46
April 30, 2020	24.11	.25	(.54)	(.29)	(.21)	(.97)	(1.18)	22.64	(1.62)	1,583,575	1.00	1.04	26
April 30, 2019	22.66	.21	1.73	1.94	—	(.49)	(.49)	24.11	8.66	1,746,453	1.03[d]	.91	41
Class B
October 31, 2023**	$29.38	.02	.82	.84	—	—	—	$30.22	2.86*	$6,729	.87*	.06*	10*
April 30, 2023	30.36	.03	.40	.43	—	(1.41)	(1.41)	29.38	1.69	10,455	1.73	.10	13
April 30, 2022	33.73	(.12)	(.30)	(.42)	—	(2.95)	(2.95)	30.36	(1.96)	20,462	1.71	(.34)	23
April 30, 2021	21.87	(.01)	12.31	12.30	(.04)	(.40)	(.44)	33.73	56.61	30,911	1.73	(.04)	46
April 30, 2020	23.30	.07	(.52)	(.45)	(.01)	(.97)	(.98)	21.87	(2.30)	27,496	1.75	.30	26
April 30, 2019	22.09	.04	1.66	1.70	—	(.49)	(.49)	23.30	7.79	38,063	1.78[d]	.19	41
Class C
October 31, 2023**	$29.31	.01	.83	.84	—	—	—	$30.15	2.87*	$101,920	.87*	.04*	10*
April 30, 2023	30.29	.03	.40	.43	—	(1.41)	(1.41)	29.31	1.69	104,751	1.73	.09	13
April 30, 2022	33.65	(.12)	(.29)	(.41)	—	(2.95)	(2.95)	30.29	(1.94)	131,616	1.71	(.34)	23
April 30, 2021	21.83	(.01)	12.28	12.27	(.05)	(.40)	(.45)	33.65	56.59	163,875	1.73	(.05)	46
April 30, 2020	23.27	.07	(.52)	(.45)	(.02)	(.97)	(.99)	21.83	(2.30)	136,476	1.75	.30	26
April 30, 2019	22.06	.05	1.65	1.70	—	(.49)	(.49)	23.27	7.80	172,982	1.78[d]	.21	41
Class R
October 31, 2023**	$30.54	.09	.87	.96	—	—	—	$31.50	3.14*	$7,504	.62*	.29 *	10*
April 30, 2023	31.35	.18	.42	.60	—	(1.41)	(1.41)	30.54	2.19	6,651	1.23	.60	13
April 30, 2022	34.77	.06	(.31)	(.25)	(.22)	(2.95)	(3.17)	31.35	(1.46)	5,193	1.21	.16	23
April 30, 2021	22.50	.13	12.69	12.82	(.15)	(.40)	(.55)	34.77	57.45	3,796	1.23	.45	46
April 30, 2020	23.96	.19	(.55)	(.36)	(.13)	(.97)	(1.10)	22.50	(1.89)	3,043	1.25	.80	26
April 30, 2019	22.58	.16	1.71	1.87	—	(.49)	(.49)	23.96	8.38	4,395	1.28[d]	.69	41
Class R6
October 31, 2023**	$31.13	.19	.87	1.06	—	—	—	$32.19	3.41*	$71,932	.32*	.59*	10*
April 30, 2023	31.86	.36	.44	.80	(.12)	(1.41)	(1.53)	31.13	2.81	69,099.64		1.19	13
April 30, 2022	35.24	.27	(.32)	(.05)	(.38)	(2.95)	(3.33)	31.86	(.87)	66,451.62		.75	23
April 30, 2021	22.82	.29	12.88	13.17	(.35)	(.40)	(.75)	35.24	58.37	51,886.63		1.03	46
April 30, 2020	24.28	.34	(.53)	(.19)	(.30)	(.97)	(1.27)	22.82	(1.23)	35,151.63		1.40	26
April 30, 2019 †	23.57	.28	.92	1.20	—	(.49)	(.49)	24.28	5.19*	39,959	.62*d	1.23*	41

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Core Equity Fund	Core Equity Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
October 31, 2023**	$31.10	.18	.87	1.05	—	—	—	$32.15	3.38*	$1,005,818	.36*	.54*	10*
April 30, 2023	31.83	.33	.44	.77	(.09)	(1.41)	(1.50)	31.10	2.72	827,215.73		1.10	13
April 30, 2022	35.22	.23	(.32)	(.09)	(.35)	(2.95)	(3.30)	31.83	(.98)	778,384.71		.66	23
April 30, 2021	22.80	.26	12.88	13.14	(.32)	(.40)	(.72)	35.22	58.26	625,574.73		.93	46
April 30, 2020	24.26	.32	(.54)	(.22)	(.27)	(.97)	(1.24)	22.80	(1.35)	420,613.75		1.30	26
April 30, 2019	22.75	.28	1.72	2.00	—	(.49)	(.49)	24.26	8.90	548,746	.78[d]	1.20	41

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to April 30, 2019.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Includes one-time merger costs of 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

30 Core Equity Fund	Core Equity Fund 31

Notes to financial statements 10/31/23 (Unaudited)

Unless otherwise noted, the “reporting period” represents the period from May 1, 2023 through October 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Core Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the fund’s net assets (plus the amount of any borrowings for investment purposes) in equity investments, including common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). This policy may be changed only after 60 days’ notice to shareholders.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 5.75%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

32 Core Equity Fund

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the Trust (or its series), including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Core Equity Fund 33

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

34 Core Equity Fund

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $331,586 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $340,464 and may include amounts related to unsettled agreements.

Core Equity Fund 35

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, if any, is net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $78,256,945 and the value of securities loaned amounted to $77,397,415.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,252,830,278, resulting in gross unrealized appreciation and depreciation of $1,285,484,894 and $79,133,761, respectively, or net unrealized appreciation of $1,206,351,133.

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined

36 Core Equity Fund

in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.277% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Core Equity Fund 37

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,608,359	Class R	5,175
Class B	6,035	Class R6	18,203
Class C	76,131	Class Y	658,545
		Total	$2,372,448

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $26,992 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,986, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$2,878,752
Class B	1.00%	1.00%	43,186
Class C	1.00%	1.00%	544,914
Class R	1.00%	0.50%	18,530
Total			$3,485,382

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $108,599 from the sale of class A shares and received no monies and $826 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $123 on class A redemptions.

38 Core Equity Fund

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$488,082,625	$312,549,751
U.S. government securities (Long-term)	—	—
Total	$488,082,625	$312,549,751

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 10/31/23		YEAR ENDED 4/30/23
Class A	Shares	Amount	Shares	Amount
Shares sold	1,938,756	$63,563,340	3,512,259	$104,908,874
Shares issued in connection with
reinvestment of distributions	—	—	3,152,450	91,799,346
	1,938,756	63,563,340	6,664,709	196,708,220
Shares repurchased	(3,351,651)	(109,326,903)	(6,445,345)	(192,246,653)
Net increase (decrease)	(1,412,895)	$(45,763,563)	219,364	$4,461,567

	SIX MONTHS ENDED 10/31/23		YEAR ENDED 4/30/23
Class B	Shares	Amount	Shares	Amount
Shares sold	1,296	$41,440	1,255	$36,004
Shares issued in connection with
reinvestment of distributions	—	—	24,056	669,470
	1,296	41,440	25,311	705,474
Shares repurchased	(134,497)	(4,151,643)	(343,395)	(9,898,950)
Net decrease	(133,201)	$(4,110,203)	(318,084)	$(9,193,476)

	SIX MONTHS ENDED 10/31/23		YEAR ENDED 4/30/23
Class C	Shares	Amount	Shares	Amount
Shares sold	682,487	$21,011,954	638,441	$18,123,081
Shares issued in connection with
reinvestment of distributions	—	—	182,052	5,053,755
	682,487	21,011,954	820,493	23,176,836
Shares repurchased	(875,907)	(27,319,033)	(1,591,640)	(45,351,911)
Net decrease	(193,420)	$(6,307,079)	(771,147)	$(22,175,075)

Core Equity Fund 39

	SIX MONTHS ENDED 10/31/23		YEAR ENDED 4/30/23
Class R	Shares	Amount	Shares	Amount
Shares sold	36,442	$1,161,102	70,116	$2,048,227
Shares issued in connection with
reinvestment of distributions	—	—	9,702	280,187
	36,442	1,161,102	79,818	2,328,414
Shares repurchased	(15,972)	(526,896)	(27,690)	(824,941)
Net increase	20,470	$634,206	52,128	$1,503,473

	SIX MONTHS ENDED 10/31/23		YEAR ENDED 4/30/23
Class R6	Shares	Amount	Shares	Amount
Shares sold	263,292	$8,760,036	409,819	$12,455,081
Shares issued in connection with
reinvestment of distributions	—	—	109,226	3,206,865
	263,292	8,760,036	519,045	15,661,946
Shares repurchased	(248,933)	(8,205,375)	(384,913)	(11,556,130)
Net increase	14,359	$554,661	134,132	$4,105,816

	SIX MONTHS ENDED 10/31/23		YEAR ENDED 4/30/23
Class Y	Shares	Amount	Shares	Amount
Shares sold	7,159,270	$237,774,410	7,640,785	$231,486,328
Shares issued in connection with
reinvestment of distributions	—	—	1,183,636	34,727,870
	7,159,270	237,774,410	8,824,421	266,214,198
Shares repurchased	(2,474,675)	(81,636,621)	(6,677,902)	(200,268,126)
Net increase	4,684,595	$156,137,789	2,146,519	$65,946,072

40 Core Equity Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

						Shares
						outstanding	Fair value
	Fair value as	Purchase	Sale	Investment	Realized	as of	as of
Name of affiliate	of 4/30/23	cost	proceeds	income	gain (loss)	10/31/23	10/31/23
Short-term investments
Putnam Cash
Collateral
Pool, LLC*	$49,476,543	$711,068,972	$682,288,570	$1,572,981	$—	78,256,945	$78,256,945
Putnam Short
Term Investment
Fund**	160,596,581	106,784,674	148,717,690	4,791,939	—	118,663,565	118,663,565
Total Short-term
investments	210,073,124	817,853,646	831,006,260	6,364,920	—		196,920,510
Common stocks***
Consumer
discretionary
GEN Restaurant
Group, Inc. ****	—	2,879,052	4,414,900	—	1,535,848	—	—
Total Common
stocks	—	2,879,052	4,414,900	—	1,535,848		—
Totals	$210,073,124	$820,732,698	$835,421,160	$6,364,920	$1,535,848		$196,920,510

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

*** Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

**** Security was not in affiliation as of the beginning and end of the reporting period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Core Equity Fund 41

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$140,000
Written equity option contracts (contract amount)	$110,000
Futures contracts (number of contracts)	700

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$1,198,768*	Unrealized depreciation	$1,817,730*
Total		$1,198,768		$1,817,730

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total
Equity contracts	$1,488,795	$(2,081,077)	$(592,282)
Total	$1,488,795	$(2,081,077)	$(592,282)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total
Equity contracts	$441,226	$(5,927,289)	$(5,486,063)
Total	$441,226	$(5,927,289)	$(5,486,063)

42 Core Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA	Goldman	JPMorgan
	Securities,	Sachs	Chase Bank
	Inc.	International	N. A.	UBS AG	Total
Assets:
Futures contracts§	$647,519	$—	$—	$—	$647,519
Purchased options **#	—	588,691	81,559	91,621	761,871
Total Assets	$647,519	$588,691	$81,559	$91,621	$1,409,390
Liabilities:
Futures contracts§	—	—	—	—	—
Written options #	—	—	413,145	58,857	472,002
Total Liabilities	$—	$—	$413,145	$58,857	$472,002
Total Financial and Derivative	$647,519	$588,691	$(331,586)	$32,764	$937,388
Net Assets
Total collateral received (pledged)†##	$—	$588,691	$(331,586)	$32,764
Net amount	$647,519	$—	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$2,220,000	$—	$40,000	$2,260,000
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$(340,464)	$—	$(340,464)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $5,650,220.

Core Equity Fund 43

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023 or early 2024.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable.

On November 27, 2023, the fund’s shareholders approved the new investment management contract with Putnam Management and the new sub-management contract for the fund between Putnam Management and PIL, each to take effect upon the consummation of the transaction. The terms of the new investment management and sub-management contracts are substantially similar to those of the previous investment management and sub-management contracts, and the fee rates payable under the new investment management and sub-management contracts are the same as the fee rates under the previous investment management and sub-management contracts.

Shareholder meeting results (Unaudited)

November 27, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
47,686,880	1,539,841	2,978,858

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
47,383,994	1,674,502	3,147,084

All tabulations are rounded to the nearest whole number.

44 Core Equity Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Chief Compliance Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Core Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

SA649 335402 12/23

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

Not Applicable

Item 14. Exhibits:

(a)(1) Not applicable

(a)(2) Not applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2023